Net Loss Per Share	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Earnings Per Share [Abstract]
Net Loss per Share

12. Net Loss per Share

Basic net loss per share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Preferred shares, outstanding common share purchase warrants, outstanding options and convertible debt are considered common stock equivalents and are only included in the calculation of diluted earnings per common share when net income is reported and their effect is dilutive.

Anti-dilutive common share equivalents excluded from the computation of diluted net loss per share were as follows:

	Nine Months Ended September 30,
	2021	2020
Preferred shares issued and outstanding	1,000	9,355,778
Common share purchase warrants	19,512,039	2,901,182
Options and RSUs outstanding	71,728	101,175

11.    Net Loss per Share

Basic net loss per share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. For all periods presented, there is no difference in the number of shares used to calculate basic and diluted shares outstanding due to the Company’s net loss position.

Anti-dilutive common share equivalents excluded from the computation of diluted net loss per share were as follows:

	December 31,
	2020	2019
Preferred shares	9,355,778	8,443,778
Common share purchase warrants	2,786,534	205,562
Restricted stock not yet vested or released	—	20,798
Options outstanding	101,175	2,600